Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 14. INCOME TAXES

The provision (benefit) for income taxes consists of the following for the year ended December 31, 2019 and the period from August 1, 2018 through December 31, 2018:

	December 31, 2019	August 1, 2018 to December 31, 2018
Federal	$-	$-
State	-	-
Deferred	-	-
Total	$-	$-

The difference between the actual income tax rate versus the tax computed at the Federal Statutory rate follows:

	December 31, 2019	August 1, 2018 to December 31, 2018
Federal rate	21%	21%
State net of federal	3%	3%
Non-deductible acquired intangible assets	(18)%	0%
Valuation allowance	(6)%	(24)%
Effective income tax rate	0%	0%

The Company did not have any material uncertain tax positions. The Company’s policy is to recognize interest and penalties accrued related to unrecognized benefits as a component income tax expense (benefit). The Company did not recognize any interest or penalties, nor did it have any interest or penalties accrued as of December 31, 2019 and 2018.

Deferred income tax assets and (liabilities) consist of the following:

	December 31, 2019	December 31, 2018
Deferred tax assets
Net operating loss carryforward	$1,013,793	$351,114
Other	3	2,833
Total deferred tax assets	1,013,796	353,947
Valuation allowance	(559,175)	(353,947)
Net deferred tax assets	454,621	-

Deferred tax liabilities
Goodwill and intangibles	$(454,621)	$-
Other	-	-
Total deferred tax liabilities	(454,621)	-

Net deferred taxes	$-	$-

The Company has not recognized a deferred tax asset and corresponding increase in the valuation allowance for the deductible temporary difference resulting from its stock-based compensation expense because the timing of the recognition of the tax deduction will be absorbed into the net operating loss carryforward.

The Company has approximately $4,277,000 of Federal Net Operating Loss Carry forwards, of which $1.3 million will begin to expire beginning 2031 and $3 million will not expire but are limited to use of 80% of current year taxable income.

The Company has approximately $4,277,000 of state net operation loss carry forward to offset future taxable income in the states in which it currently operates.

Internal Revenue Code Section 382 limits the ability to utilize net operating losses if a 50% change in ownership occurs over a three-year period. Such limitation of the net operating losses may have occurred, but we have not analyzed it at this time as the deferred tax asset is fully reserved. On March 27, 2020, the US government signed the Coronavirus Aid, Relief and Economic Security (CARES) Act into law, a $2 trillion relief package to provide support to individuals, businesses and government organizations during the COVID-19 pandemic. The income tax provisions contained in the CARES Act are not likely to have an impact for the Company.

The Tax Cuts and Jobs Act (the Act) was enacted on December 22, 2017. The Act reduces the US federal corporate tax rate from 35% to 21% and requires the Company to re-measure certain deferred tax assets and liabilities based on the rates at which they are anticipated to reverse in the future, which is generally 21%. The Company adopted the new rate as it relates to the calculations of deferred tax amounts as of January 1, 2018.

During the year ended December 31, 2019, the valuation allowance increased $207,967.

The tax period ending December 31, 2018 is open for examination.